Discontinued Operations	12 Months Ended
Mar. 31, 2011
Discontinued Operations

26. Discontinued Operations

ASC 205-20 (“Presentation of Financial Statements—Discontinued Operations”) requires that the Company and its subsidiaries reclassify the operations sold or to be disposed of by sale without significant continuing involvement in the operations to discontinued operations. Under this Codification Section, the Company and its subsidiaries report the gains on sales and the results of these operations of subsidiaries, business units, and certain properties, which have been sold or are to be disposed of by sale, as income from discontinued operations in the accompanying consolidated statements of income. Revenues and expenses generated by the operations of such subsidiaries, business units and properties recognized in fiscal 2009 and 2010 have also been reclassified as income from discontinued operations in the accompanying consolidated statements of income.

During fiscal 2009, the Company sold a subsidiary in Japan which operated a real-estate appraising business, and earned ¥2 million of gain.

During fiscal 2010, the Company completed the liquidation procedure for a subsidiary in Europe. A subsidiary sold its subsidiary which operated a spa in Japan, and the Company also sold a subsidiary which operated a real estate management and brokerage business in Japan. In addition, the Company recorded a gain in line with the dilution of the Company’s ownership share resulting from the issuance of new shares of its subsidiary which operated amusement parks in Japan. As a result, the Company recognized ¥2,810 million of aggregated gain during fiscal 2010.

During fiscal 2011, the Company and its subsidiary completed the liquidation procedure for a subsidiary in Japan which operated PFI (“Private Finance Initiative”) business for hospital management, and the Company wound up a subsidiary in Japan that was established in order to enter into derivative business. The Company sold a subsidiary which operated hairdressing business, and also sold a subsidiary which operated internet related business. In addition, a subsidiary sold its subsidiary in Japan, which operated consulting business in medical and nursing care field. As a result, ¥6,895 million ($83 million) of aggregated gain was recognized during fiscal 2011. Furthermore, the Company has determined to wind up a subsidiary in Japan, which operated asbestos removal business during fiscal 2011. The assets and liabilities of the subsidiary mainly include trade notes, accounts payable and other liabilities of ¥86 million ($1 million), and cash and cash equivalents of ¥4 million ($0 million) in the accompanying consolidated balance sheets at March 31, 2011.

The Company and its subsidiaries own various real estate properties, including commercial and office buildings, for rental operations. In fiscal 2009, 2010 and 2011, the Company and its subsidiaries recognized ¥19,651 million, ¥11,246 million and ¥7,498 million ($90 million) of aggregated gains on sales of such real estate properties, respectively. In addition, the Company and its subsidiaries determined to dispose by sale of rental properties of ¥31,611 million and ¥27,486 million ($331 million) which are mainly included in investment in operating leases at March 31, 2010 and 2011, respectively.

Discontinued operations in fiscal 2009, 2010 and 2011 consist of the following:

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Revenues	¥64,756	¥51,041	¥23,040	$277

Income from discontinued operations, net*	17,883	14,453	13,556	163
Provision for income taxes	(8,719)	(5,715)	(5,297)	(64)

Discontinued operations, net of applicable tax effect	¥9,164	¥8,738	¥8,259	$99

*	Income from discontinued operations, net includes aggregate gains on sales of subsidiaries, business units, and rental properties in the amount of ¥19,653 million, ¥14,056 million and ¥14,393 million ($173 million) in fiscal 2009, 2010 and 2011, respectively.